HOWARD
                                    CAPITAL
                               APPRECIATION FUND

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2002

                                     HOWARD
                                    CAPITAL
                               APPRECIATION FUND

                               SEMI-ANNUAL REPORT
                                 JULY 31, 2002

Dear Shareholder:

   The equity markets continue to be roiled by insider trading scandals, accounting fraud, and corporate excess. The equity markets weakness is further compounded by constant announcements of poor management decisions that have lead to write-downs, restructurings and even bankruptcy.

   All of the above continue to bear down upon an investor universe that still 'overowns' equities. The twenty-year secular bull market has left individuals and institutions alike with an asset allocation to equities still too far above equilibrium. This has resulted in unenthusiastic buying when the market rises on good news and continuous liquidation during periods of consolidation. Many sectors of the market are currently at or below levels reached during the climactic lows of last September.

   Year-to-date, as of June 30, 2002, the S&P 500 and NASDAQ Composite have depreciated by -13.16% and -24.84% respectively. I am pleased to report that based upon average annual total return, the Fund has outperformed the S&P 500 Index for the year, as well as since inception. For the six-month period ended June 30th, the Fund outperformed the S&P 500 Index by 555 basis points, -7.61% vs. -13.16%. Since inception (12/28/1998), the Fund has outperformed the S&P 500 Index by more than 15 full percentage points on a cumulative basis, -0.29% vs. -15.52% (-0.08% and -4.70% on an annualized basis).

   Recent economic data suggests that the U.S. economic recovery is fully intact, albeit moving forward at a grudging pace. The Fed Funds rate is the lowest in the past 40 years and the Federal Reserve has indicated that it will not be raising interest rates anytime soon. The problem continues to lie in valuation issues, which are two-fold. Firstly, on the assumption that some level of real GDP profit growth can be estimated, questions over corporate accounting have placed all earnings forecasts in serious doubt. Secondly, though a series of frauds preceded the Enron event, its bankruptcy has made investors fear that fraud could be systemic. The Tyco unraveling and pending Worldcom bankruptcy have heightened these fears.

   We continue to maintain a defensive posture in the Fund although recent weakness has lead to our consideration of an increase in equity weightings across specific sectors. Our current equity exposure remains through the large-cap, blue-chip, multi-national companies predominantly represented in the Dow Jones Industrial Average. The technology and telecommunications sectors should continue to be avoided to the maximum extent possible. Although the percentage trading opportunities in the NASDAQ are enticing, the long-term fundamentals continue to erode.

Sincerely,

/s/Anthony Orphanos

Anthony Orphanos
Chief Investment Officer

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Opinions expressed are those of Anthony Orphanos and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

As of 6/30/02, the securities mentioned above were not held by the fund. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. The S&P 500, NASDAQ and DJIA Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS AT MAY 31, 2002 (UNAUDITED)

  Shares     COMMON STOCKS:  40.52%                               Market Value
-------------------------------------------------------------------------------
             AEROSPACE/DEFENSE - EQUIPMENT:  6.33%
    17,000   Honeywell International, Inc.                         $   666,400
                                                                   -----------

             ELECTRIC EQUIPMENT:  2.75%
     5,000   Emerson Electric Co.                                      289,250
                                                                   -----------

             ELECTRONIC COMPONENTS - SEMICONDUCTOR:  3.54%
    13,000   Texas Instruments, Inc.                                   372,710
                                                                   -----------

             FINANCIALS - DIVERSIFIED FINANCIAL SERVICES:  9.99%
     3,000   American International Group, Inc.                        200,910
     8,900   Citigroup, Inc.                                           384,302
    13,000   J.P. Morgan Chase & Co.                                   467,350
                                                                   -----------
                                                                     1,052,562
                                                                   -----------

             HEALTHCARE - PHARMACEUTICALS:  8.25%
     8,500   Merck & Co., Inc.                                         485,350
     8,900   Pharmacia Corp.                                           384,391
                                                                   -----------
                                                                       869,741
                                                                   -----------

             MEDICAL - BIOMEDICAL/GENOMICS:  4.68%
     5,800   Amgen, Inc.*<F1>                                          276,254
    15,000   Applera Corporation - Celera Genomics Group*<F1>          216,750
                                                                   -----------
                                                                       493,004
                                                                   -----------

             MULTIMEDIA:  2.31%
    13,000   AOL Time Warner, Inc.*<F1>                                243,100
                                                                   -----------

             TECHNOLOGY - SEMICONDUCTORS:  2.67%
     8,000   Intel Corp.                                               220,960
    13,000   Lucent Technologies, Inc.*<F1>                             60,450
                                                                   -----------
                                                                       281,410
                                                                   -----------

             Total Common Stocks (Cost $6,105,199)                   4,268,177
                                                                   -----------

             SHORT-TERM INVESTMENTS: 59.68%
 6,286,986   Federated Cash Trust Treasury Money
               Market (Cost $6,286,986)                              6,286,986
                                                                   -----------

             Total Investments in Securities
               (Cost $12,392,185):  100.20%                         10,555,163
             Liabilities Less Other Assets :  (0.20%)                  (20,723)
                                                                   -----------
             Net Assets:  100.00%                                  $10,534,440
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 2002 (UNAUDITED)

ASSETS
   Investments in securities, at value
     (identified cost $12,392,185)                                 $10,555,163
   Receivables
       Dividends                                                        11,007
       Prepaid expenses                                                  9,913
                                                                   -----------
           Total assets                                             10,576,083
                                                                   -----------

LIABILITIES
   Payables
       Due to Advisor                                                    5,028
       Distribution fees                                                 2,256
       Due to administrator                                              2,548
       Due to custodian                                                  8,876
   Accrued expenses and other liabilities                               22,935
                                                                   -----------
           Total liabilities                                            41,643
                                                                   -----------

NET ASSETS                                                         $10,534,440
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE [$10,534,440 / 1,015,302
  shares outstanding; unlimited number of
  shares (par value $0.01) authorized]                                  $10.38
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $13,902,176
   Accumulated net realized loss on investments                     (1,530,714)
   Net unrealized depreciation on investments                       (1,837,022)
                                                                   -----------
       Net assets                                                  $10,534,440
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE PERIOD ENDED MAY 31, 2002 (UNAUDITED)

INVESTMENT INCOME
   Income
       Dividends                                                     $  65,739
                                                                     ---------

   Expenses
       Advisory fees (Note 3)                                           54,003
       Administration fees (Note 3)                                     14,959
       Distribution Expense (Note 3)                                    13,501
       Professional fees                                                13,315
       Registration fees                                                 8,583
       Fund accounting fees                                              7,679
       Transfer agent fees                                               6,881
       Trustee fees                                                      2,493
       Miscellaneous                                                     2,244
       Custody fees                                                      1,995
       Reports to shareholders                                           1,745
       Insurance expense                                                   631
                                                                     ---------
           Total expenses                                              128,029
           Less: advisory fee waiver (Note 3)                          (22,752)
                                                                     ---------
           Net expenses                                                105,277
                                                                     ---------
               Net investment loss                                     (39,538)
                                                                     ---------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized gain from security transactions                        117,545
   Net change in unrealized depreciation on investments               (671,957)
                                                                     ---------
       Net realized and unrealized loss on investments                (554,412)
                                                                     ---------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      $(593,950)
                                                                     ---------
                                                                     ---------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Period Ended                 Year
                                                                          May 31, 2002                Ended
                                                                          (Unaudited)           November 30, 2001
                                                                          ------------          -----------------
(DECREASE)/INCREASE IN NET ASSETS FROM:
OPERATIONS
     Net investment loss                                                  $   (39,538)             $   (19,725)
     Net realized gain / (loss) on security transactions                      117,545                 (517,047)
     Net change in unrealized (depreciation) / appreciation
       on investments                                                        (671,957)                 984,905
                                                                          -----------              -----------
          NET (DECREASE) / INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                                  (593,950)                 448,133
                                                                          -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                               (27,851)                    (235)
     From net realized gain on security transactions                                0                 (146,109)
                                                                          -----------              -----------
          TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (27,851)                (146,344)
                                                                          -----------              -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Net decrease in net assets derived from net change
       in outstanding shares (a)<F2>                                         (147,787)              (2,832,833)
                                                                          -----------              -----------
          TOTAL DECREASE IN NET ASSETS                                       (769,588)              (2,531,044)

NET ASSETS
Beginning of period                                                        11,304,028               13,835,072
                                                                          -----------              -----------
END OF PERIOD                                                             $10,534,440              $11,304,028
                                                                          -----------              -----------
                                                                          -----------              -----------

(a)<F2>  A summary of share transactions is as follows:

                                                                Period Ended                     Year
                                                                May 31, 2002                     Ended
                                                                 (Unaudited)               November 30, 2001
                                                          ------------------------      -----------------------
                                                          Shares   Paid in Capital      Shares  Paid in Capital
                                                          ------   ---------------      ------  ---------------
Shares sold                                               123,878     $1,320,006         89,764     $  949,910
Shares issued for reinvestments of dividends                2,517         26,635         12,056        131,045
Shares redeemed                                          (140,139)    (1,494,428)      (362,518)    (3,913,788)
                                                         --------     ----------       --------    -----------
Net decrease                                              (13,744)    $ (147,787)      (260,698)   $(2,832,833)
                                                         --------     ----------       --------    -----------
                                                         --------     ----------       --------    -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Period Ended                Year Ended                 December 29, 1998*<F3>
                                                      May 31, 2002               November 30,                       through
                                                      (Unaudited)          2001              2000++<F7>        November 30, 1999
                                                      ------------         ----              ----------        -----------------
Net asset value, beginning of period                     $10.98           $10.73               $12.04                $10.00
                                                         ------           ------               ------                ------

Income from investment operations:
   Net investment (loss)                                  (0.04)           (0.02)               (0.04)                 0.00
   Net realized and unrealized (loss)/gain
     on investments                                       (0.53)            0.39                (1.27)                 2.04
                                                         ------           ------               ------                ------
Total from investment operations                          (0.57)            0.37                (1.31)                 2.04
                                                         ------           ------               ------                ------

Less distributions:
   From net investment income                             (0.03)            0.00**<F4>           0.00**<F4>            0.00
   From realized gain from security transactions           0.00            (0.12)                0.00                  0.00
                                                         ------           ------               ------                ------
Total distributions                                       (0.03)           (0.12)                0.00                  0.00
                                                         ------           ------               ------                ------

Net asset value, end of period                           $10.38           $10.98               $10.73                $12.04
                                                         ------           ------               ------                ------
                                                         ------           ------               ------                ------

TOTAL RETURN                                              (5.22%)++<F6>     3.50%              (10.86%)               20.40%++<F6>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $10,534          $11,304              $13,835                $9,992

Ratio of expenses to average net assets:
   Before expense reimbursement                            2.37%+<F5>       2.42%                2.01%                 4.39%+<F5>
   After expense reimbursement                             1.95%+<F5>       1.95%                1.95%                 1.95%+<F5>

Ratio of net investment (loss) / income
  to average net assets
   After expense reimbursement                            (0.73%)+<F5>     (0.17%)              (0.26%)                0.07%+<F5>

Portfolio turnover rate                                   71.11%          187.57%              181.51%               211.31%

 *<F3>   Commencement of operations.
**<F4>   Amount distributed represents less than one-half of one cent per share.
 +<F5>   Annualized.
++<F6>   Not Annualized.
++<F7>   Computed using average shares outstanding.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2002 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Howard Capital Appreciation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies. The Fund began operations on December 29, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded
        on the ex-dividend date.   The amount of dividends and distributions to
        shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Securities Sold Short. The Fund may sell securities it does not own in anticipation of a decline in the market value of the securities. The Fund will generally borrow the security (generally from the broker through which the short sale is made) sold short in order to make delivery to the buyer then replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker and the Fund is required to pay to the broker a negotiated portion of any dividend or interest which accrue during the period of the loan. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the period ended May 31, 2002, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended May 31, 2002, the Fund incurred $54,003 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended May 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $22,752; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $189,889 at May 31, 2002.

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

    Fund asset level                          Fee rate
    ----------------                          --------
    Less than $15 million                     $30,000
    $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
    More than $150 million                    0.05% of average daily net assets

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the period ended May 31, 2002, the Fund paid the Distribution Coordinator $13,501.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    For the period ended May 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,205,719 and $7,122,087, respectively.

NOTE 5 - INCOME TAXES

    At May 31, 2002, the cost of securities for Federal tax purposes was $12,431,586 for the Howard Capital Appreciation Fund. Gross unrealized appreciation and depreciation of investments for tax purposes was as follows:

       Appreciation                                             $   140,992
       Depreciation                                              (2,017,415)
                                                                -----------
           Net unrealized appreciation on investments           $(1,876,423)
                                                                -----------
                                                                -----------

       (LOGO)                        HOWARD
                               CAPITAL MANAGEMENT

                                    ADVISOR
                           Howard Capital Management
                        45 Rockefeller Plaza, Suite 1440
                            New York, New York 10111

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                            Paul, Hastings, Janofsky
                                 & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 866-205-0528.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.